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                                                                     EXHIBIT 4.1


                                  [CMGI LOGO]

_________________                                         ______________
     NUMBER                                               COMMON STOCK
                                  CMGI, Inc.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

__________________________                                ______________________
COMMON STOCK                                              CUSIP: 125750 10 9
TRANSFERABLE IN
THE CITY OF BOSTON OR IN
THE CITY OF NEW YORK
                                 COMMON STOCK

                 ____________________________________________

THIS IS TO CERTIFY THAT:


IS THE OWNER OF:

                 ____________________________________________

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                              PAR VALUE $.01, OF

CMGI, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
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Dated,


/s/ Andrew J. Hajducky              /s/ David S. Wetherell
-----------------------------       --------------------------------------------
Chief Financial Officer             President and Chief Executive Officer


                                    COUNTERSIGNED AND REGISTERED:
                                    State Street Bank and Trust Company

                                    _________________________________________
                                    TRANSFER AGENT AND REGISTRAR


          [SEAL]


                                  CMGI, INC.

     The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common     UNIF GIFT MIN ACT - ______ Custodian ______
TEN ENT  - as tenants by the
           entireties                                   (Cust)           (Minor)
JT TEN   - as joint tenants with
           right of survivorship
           and not as to Minors                   Under Uniform Gifts
           tenants in common                      Act _____________________
                                                        (State)

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

For value received, _____________________ hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

_____________________________________________________________________________

_____________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

                        _____________________________________________________
                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: ____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 174Ad 15.